SHARE PURCHASE AGREEMENT







THIS AGREEMENT dated for reference April 15, 1996, is made

BETWEEN

                  HC HEALTHCARE HEARING CLINICS LTD., a company under the laws of British Columbia with its registered and records office at 1000-840 Howe Street, Vancouver, British Columbia, V6Z 2M1

                                                           ("Hearing Clinics");

AND

                  HEALTHCARE CAPITAL CORP., a company under the laws of Alberta with its registered and records office at 4000 Petro Canada Centre, 150 - 6th Avenue S.W., Calgary, Alberta, T2P 4M5

                                                                    ("Capital");

                  (collectively referred to as the "Purchaser")

AND

                  NEIL C. WALTON, a businessman, at 110 - 1100 West 7th Avenue, Vancouver, British Columbia, V6H 1B4

                                                                 (the "Vendor").

WHEREAS:

A. Hearing Clinics is a wholly-owned subsidiary of Capital;

B. The Vendor is the registered and beneficial owner of 10,000 common shares without par value in the capital of Pacific Hearing Clinic Inc.("Pacific") and the registered owner of 1,000 common shares without par value in the capital of Oakridge Hearing Clinic Inc.


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("Oakridge") which the Vendor holds in trust for Pacific (collectively  referred to as the "Vendor's Shares");

C. Pacific is the registered and beneficial owner of all the issued and outstanding shares of Pacific Audiology Associates Inc. ("Pacific Audiology") and the beneficial owner of the Oakridge Shares;

D. The Vendor wishes to sell and the Purchaser wishes to purchase the Vendor's Shares;

E. The Vendor has agreed to accept from the Purchaser, as part payment of the purchase price for the Vendor's Shares, a promissory note convertible to common shares in the capital of Capital (the "Capital Shares"), and Capital has agreed to issue to the Vendor, if at the request of the Vendor, the Capital shares.

NOW THEREFORE in consideration of the premises and the mutual agreements and covenants herein contained, the parties hereto hereby covenant and agree as follows:

1. INTERPRETATIVE PROVISIONS


1.1 DEFINITIONS

For the purpose of this Agreement, the following words will, whenever used in this Agreement, unless there is something in the subject or context inconsistent therewith, have the following meanings:

                  (a) ADJUSTMENTS means any adjustment to the Purchase Price in accordance with Subsection 2.6;

                  (b) BALANCE SHEET means an updated consolidated balance as of the date of the Closing;

                  (c) CLOSING means any closing of the purchase and sale of the Vendor's Shares;



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                  (d) CLOSING DATE means April 30, 1996;

                  (e) COMPANIES means Pacific, Pacific Audiology and Oakridge, collectively;

                  (f) CONSOLIDATED LIABILITIES has the meaning provided for in Paragraph 2.6;

                  (g)  CONVERSION   NOTICE  has  the  meaning  provided  for  in
                  Paragraph 2.5(b);

                  (h) EXCHANGE means The Alberta Stock Exchange;

                  (i) FINANCIAL STATEMENTS has the meaning provided for in Paragraph 3(i);

                  (j) HOLDBACK has the meaning provided for in Subsection 2.7;

                  (k) INITIAL PAYMENT means $50,000 of the Purchase Price to be paid in cash;

                  (l) LEASE means the lease agreement between Pacific Audiology and Pensionfund Properties Limited, dated November 14, 1988.

                  (m) NOTE has the meaning provided for in Paragraph 2.4(b);

                  (n) OAKRIDGE SHARES means common shares without par value in the capital of Oakridge;

                  (o) PACIFIC SHARES means common shares without par value in the capital of Pacific;

                  (p) PARTIES means parties to this Agreement;

                  (q) PURCHASE PRICE means, with respect to the sale and purchase of the Vendor's Shares, the amount payable to purchase the Vendor's Shares as set forth in paragraph 2.3;

                  (r) SHAREHOLDER'S LOAN means any loan made by any of the shareholders of the Companies, past or present, to any of the Companies which are due and payable at the Closing;



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                  (s) VENDOR'S SHARES has the meaning  provided for in Recital B of this Agreement.

1.2               GENDER, PLURAL AND SINGULAR

In this Agreement, the masculine includes the feminine and the plural includes the singular and vice versa, and modifications to the provisions of this Agreement may be made accordingly as the context requires.

1.3               HEADINGS

The headings appearing in this Agreement have been inserted for reference as a matter of convenience only and in no way define, limit or enlarge the scope or meaning of this Agreement or any provision hereof.

2.                PURCHASE  AND  SALE  OF  SHARES


2.1               PURCHASED SHARES

On the terms and subject to the fulfilment of the conditions hereof, the Vendor hereby agrees to sell, assign and transfer to the Purchaser, and the Purchaser hereby agrees to purchase and accept from the Vendor the Vendor's Shares.

2.2               CLOSING DATE

The closing of the purchase sale of the Vendor's Shares (the "Closing") will occur on April 30, 1996 (the "Closing Date") at the office of Swinton & Company, solicitors for the Purchaser at 1000-840 Howe Street, Vancouver, British Columbia, or at such other time and place as may be mutually agreed to by the parties to this Agreement .



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2.3               PURCHASE PRICE

Subject to Subsections 2.4 and 2.6 the price payable by the Purchaser to the Vendor for the Vendor's Shares will be the Initial Payment plus the value of the Note as defined in Paragraph 2.4(b) of this Agreement.

2.4               PAYMENT OF PURCHASE PRICE

The Purchase Price will be paid as follows:

                  (a) notwithstanding Subsection 2.3 and subject to Subsection 2.6, at the Closing, the Purchaser will deliver to the Vendor a bank draft, certified cheque or a solicitor's trust cheque in the amount of $40,000; and

                  (b) the Purchaser will deliver to the Vendor a convertible promissory note which is the same as the form of note attached to this Agreement as Schedule "A" in the amount of $175,000 (the "Note") due and payable on or after the one year anniversary date of the Closing Date (the "Due Date") without interest which, may be converted, at the option of the Vendor, into Capital Shares at a price of $1.35 per share at any time during the 15 month period following the date on which Capital becomes a reporting issuer in British Columbia (the "Conversion Period").

2.5               CONVERSION OF PROMISSORY NOTE

The Vendor may, at any time during the Conversion Period, convert the Note to the Capital shares in the following manner:

                  (a) the Vendor will give to the Purchaser 10 days' notice (the "Conversion Notice") of its wish to convert the Note into the Capital Shares; and

                  (b)  the  Purchaser  within  10  days  of the  receipt  of the
                  Conversion   Notice  will   deliver  to  the  Vendor  a  share
                  certificate representing the Capital Shares against the



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                  delivery  of  the  Note  in  original  by  the  Vendor  to the
                  Purchaser.

2.6               ADJUSTMENT TO THE PURCHASE PRICE

The Vendor will cause the Companies to deliver to the Vendor an updated Balance Sheet which will be delivered to the Purchaser at the Closing and the Purchase Price will be adjusted as follows:



                  (a) If the consolidated current assets less the current liabilities of the Companies (the "Consolidated Liabilities") exceed $18,550, the amount in excess of $18,550 will be deducted from the Initial Payment;

                  (b) if the Consolidated Liabilities are less than $18,550, the difference between $18,550 and the Consolidated Liabilities will be added to the Initial Payment; or

                  (c_) if, at the Closing, any amount of the Shareholder's Loan has not been paid in full to the Vendor and/or to any of the past shareholders by, the Companies the unpaid portion of the Shareholder's Loan will be deducted from the Initial Payment.



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If the amount to be deducted  from the Initial  Payment  pursuant to  Subsection
2.6(a) and/or 2.6(c) exceeds the Initial Payment, then the Purchaser has the option to deduct such amount from the amount payable pursuant to the Note.

2.7               HOLDBACK

Notwithstanding Subsection 2.3 of this Agreement, the Parties agree that the Purchaser will holdback $10,000 of the Initial Payment (the "Holdback") in the trust account of Swinton & Company until such time the Vendor has delivered to the Purchaser the Balance Sheet. Upon receipt of the Balance Sheet and subject to the Adjustment set forth in Subsection 2.6 of this Agreement, the Parties hereby instruct Swinton & Company to release the Holdback to the Vendor.

3.                REPRESENTATIONS  AND  WARRANTIES
                  OF  THE  VENDOR

The Vendor hereby represents and warrants to the Purchaser that:

                  (a) AUTHORITY AND BINDING OBLIGATION. The Vendor has good right and absolute authority to enter into this Agreement and to sell, assign and transfer the Vendor's Shares to the Purchaser in the manner contemplated herein and to perform all of the Vendor's obligations under this Agreement. To the best of the Vendor's knowledge, the Companies have taken all necessary actions, steps in corporate and other proceedings to approve or authorize, validly and effectively, the sale and transfer of the Vendor's Shares by the Vendor to the Purchaser. This Agreement is a legal, valid and binding obligation of the Vendor;



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                  (b) NO CONTRAVENTION. The making and performance by the Vendor of this Agreement:

                           (i) does not and will not violate any provision of any applicable law, rule, regulation or order of any court, regulatory commission, board or other administrative agency or any provision of either of the Companies' articles of incorporation; and

                           (ii) does not and will not result in the breach of, or constitute a default or require any consent under, or result in the creation of any lien upon any properties or assets of the Companies pursuant to any indenture, bank or other credit agreement, mortgage or other agreement or instrument to which the Companies are individually a party or by which any of their properties may be bound or affected;

                  (c) APPROVALS. No authorization, consent, licence, or approval of, or filing a registration with, or notification to, in any governmental body or regulatory supervisory authority is required for the execution, delivery, or performance by the Vendor;

                  (d) NO OTHER PURCHASE AGREEMENT. No person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre- emptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, awards or convertible obligation of any nature for:

                  (i) the purchase, subscription, allotment or issuance, or conversion into, any of the unissued shares in the capital of the Companies or any securities of the Companies;

                  (ii) the purchase from the Vendor of any of the Vendor's Shares; or



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                           (iii)  the  purchase  or other  acquisition  from the
                           Companies of any of its undertaking, property or assets, other than in the ordinary course of the business;

                  (e) STATUS, CONSTATING DOCUMENTS AND LICENCES. To the best of the Vendor's knowledge:

                           (i) each of the Companies is a corporate duly incorporated and validly subsisting in all respects under the laws of British Columbia;

                           (ii) the Companies are duly licensed, registered and qualified as a corporation to do business, are up to date in filing of all required corporate returns and other notices and filings and are otherwise in good standing in all respects; and

                           (iii) there are no proceedings in progress, pending or threatened, which could result in the revocation, cancellation or suspension of any of the licences;

                  (g) LITIGATION. There is no action, suit or proceeding at law or in equity or before any governmental agency or authority or arbitral tribunal now pending or, to the best of the Vendor's knowledge, threatened against or affecting the Companies or any of its properties or rights which would, if adversely determined, have a material adverse effect on the financial condition or business of the Companies;

                  (h) CAPITALIZATION. Authorized capital of the Companies are as follows:

                           (i) Pacific has authorized capital of 10,000 common shares without par value, all of which have been validly issued and are outstanding as fully paid and non-assessable shares;

                           (ii) Oakridge has authorized capital of 1,000 common shares without par value, all of which have been validly issued and outstanding as fully paid



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                           and non-assessable shares; and

                           (iii) Pacific Audiology has authorized capital of 10,000 common shares without par value of which 200 common shares without par value have been validly issued and are outstanding as fully paid and non-assessable.

                           No other shares or other  securities of the Companies
                  have been issued in violation of any laws, the articles of incorporation, by-laws or other constating documents of the Companies or the terms of any agreements to which the Companies are a party or by which they are bound. The Vendor owns all of the issued and outstanding shares of Pacific and Oakridge as the shareholder of record and as the beneficial owner, with good marketable title thereto, free and clear of any and all encumbrances;

                  (i) MISLEADING STATEMENTS. No representation or warranty by the Vendor in this Agreement or any written statement or certificate furnished or to be furnished to the Purchaser pursuant to this Agreement or in connection with the transactions contemplated by this Agreement, when taken together, contains or will contain any untrue statement of material fact or omits or will omit to state of material fact necessary to make the statements made not misleading;

                  (j) ABSENCE OF UNDISCLOSED AND DISCLOSED LONG-TERM LIABILITIES. Except to the extent reflected or reserved against in the financial statement prepared by the Companies as of February 29, 1996 for the Companies (the "Financial Statements") to the best of the Vendor's knowledge, the Companies do not have any outstanding indebtedness or any liabilities or obligations (whether accrued, absolute contingent or otherwise) and to the best of the Vendor's knowledge, the Companies do not have any long-term liabilities by way of shareholder's loans payable to the past or present shareholders of the Companies;

                  (k) ABSENCE OF CHANGES. To the best of the Vendor's knowledge, since the date of



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                  the balance sheet included in the Financial Statements,  there have not been:

                           (i) any changes in the condition or operations of the business, assets or financial affairs of the
                           Companies which are, individually or in the aggregate, materially adverse; or

                           (ii) any damages, destruction or loss, labour, trouble or other event, development or condition, of any character (whether or not covered by insurance) which has not been disclosed to the Purchaser, which has or may materially and adversely affect the business, assets, properties or future prospects of the Companies;

                  (l) ABSENCE OF GUARANTEES. To the best of the Vendor's knowledge, the Companies have no guarantees with respect to the obligations of any other person. The Companies have no indemnities or contingent or indirect obligations with respect to the obligation of any other person including any obligation to service the debt of or otherwise acquire an obligation of another person or to supply funds to, or otherwise maintain any working capital or other balance sheet condition of any other person;

                  (m) ABSENCE OF CONFLICTING AGREEMENTS. To the best of the Vendor's knowledge, the Companies are not party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, judgment or decree to which would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any other transactions provided for herein;



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                  (n)  FILINGS.  To the  best  of the  Vendor's  knowledge,  the
                  Companies:

                           (i)      have duly filed in a timely manner:

                                    (A) all federal and provincial income tax returns and election forms and the tax returns of any other jurisdiction required to be filed, and all such returns and forms have been completed accurately and correctly in all respects; and

                                    (B) all Workers' Compensation Board returns, corporation capital tax returns and other reports and information required to be filed with all applicable government authorities, agencies or regulatory bodies;

                           (ii) have paid all taxes (including all federal, provincial and local taxes, assessments or other imposts in respect of their income, business, assets or property) and all interest and penalties thereon with respect to the Companies, for all previous years and all required quarterly instalments due for the current fiscal year;

                           (iii) have provided adequate reserves for all taxes for the periods covered by, and such reserves are reflected in, the Financial Statements and the Balance Sheet;

                           and   there  is  no   agreement,   waiver   or  other
                  arrangement providing for an extension of time with respect to the filing of any tax return, or payment of tax, governmental charge or deficiency by the Companies, nor is there any action, suit, proceeding of the tax authority, governmental charge or deficiency by the Companies, nor is there any action, suit, proceedings, investigation or claim now threatened or pending against the Companies in respect of, or discussions underway with any governmental authority relating to any such tax, governmental charge or deficiency;



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                  (o) COMMITMENTS FOR CAPITAL  EXPENDITURES.  To the best of the
                  Vendor's knowledge, the Companies are not committed to make any capital expenditures, nor have any capital expenditures been authorized by the Companies at any time since the date of the Financial Statements, except for capital expenditures made in the ordinary course of the routine daily affairs of the business;

                  (p) DIVIDENDS AND DISTRIBUTIONS. Since the date of the Financial Statements, the Companies have not declared or paid any dividend or made any other distribution of profits or capital to any of the shares of any class or paid any salaries or bonuses other than the $5,000 per month being paid to the Vendor, the outstanding shareholder's loan payable to the Vendor and other normal market salaries to employees, or redeemed or purchased or otherwise acquired any of their shares of any clause, or reduced their authorized capital or issued capital, or agreed to do any of the foregoing;

                  (q) TITLE TO ASSETS. To the best of the Vendor's knowledge, the Companies are the owners of and have good marketable title to all of their properties and assets, including, without limitation, all properties and assets reflected in the Financial Statements and all properties and assets acquired by the Companies after the date of the Financial Statements free and clear of all encumbrances whatsoever;

                  (r) ACCOUNTS RECEIVABLE. The accounts receivable of the Companies reflected in the Financial Statements and all accounts receivable of the Companies arising since the date of the Financial Statements arose from bona fide transactions in the ordinary course of the business and are valid, enforceable and fully collectable accounts consistent with past practice;

                  (s) REAL PROPERTIES. The Companies do not own or have any right, title or interest in any real property, except for the leasehold interest held by Pacific Audiology in the leased premises located at 514, 2525 Willow Street, Vancouver, B.C., V5Z 2N8; and



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                  (t)  RESTRICTIONS  ON DOING  BUSINESS.  The  Companies are not
                  party to or bound by any agreement which would restrict or limit their rights to carry on any business or activity or to solicit business from any person or any geographical area or otherwise to conduct business as the corporate companies may determine. The Companies are not subject to any legislation or
                  any   judgment,   order  or   requirement   of  any  court  or
                  governmental authority which is not of general application to persons carrying on business similar to the business. To the best of the knowledge of the Vendor, there are no facts or circumstances which could materially adversely affect the ability of the Companies to continue to operate the business
                  as  presently   conducted  following  the  completion  of  the
                  transactions contemplated by this Agreement.

4.                REPRESENTATIONS  AND  WARRANTIES
                  OF  THE  PURCHASER


4.1               REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  The Purchaser hereby warrants and represents that:

                  (a) AUTHORITY TO EXECUTE AGREEMENT. The Purchaser has full corporate power and authority and legal right to make this Agreement and to incur and perform its obligations hereunder and the performance by the Purchaser of this Agreement has been duly authorized by all necessary actions of the Purchaser;

                  (b) AUTHORIZATION. The execution, delivery and performance of this Agreement by the Purchaser does not:

                           (i) require the consent, approval or authorization of
                           any  governmental  or  regulatory   authority  having
                           jurisdiction over it; and

                           (ii) will not violate any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to it.



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5.                CONDITIONS  TO  THE  PURCHASER'S
                  OBLIGATIONS  AT  CLOSING

The obligations of the Purchaser under Section 2 of this Agreement are subject to the fulfilment on or before the Closing of each of the following conditions:

5.1               REPRESENTATIONS AND WARRANTIES

The representations and warranties of the Vendor contained in Section 3 will be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

5.2               PERFORMANCE

The Vendor will have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3               DUE DILIGENCE COMPLETED

The Purchaser will be satisfied with the results of his due diligence investigation of the Companies.

5.4               OPINION OF THE VENDOR'S COUNSEL

The Vendor will have delivered to the Purchaser an opinion dated as of the Closing from counsel for the Vendor to the effect that:

                  (a) the Companies are corporations duly organized and validly existing under the laws of British Columbia, and the Companies have the requisite corporate power and authority to own their properties and to conduct their business as now conducted; and

                  (b) Pacific is authorized to issue 10,000 common shares without par value, all of



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                  which are issued and  outstanding,  Oakridge is  authorized to issue 1,000 common shares without par value, all of which are issued and outstanding, and Pacific Audiology is authorized to issue 10,000 common shares without par value of which 200 common shares are issued and outstanding.

5.5               BENEFIT OF PURCHASER

The foregoing conditions are for the sole and exclusive benefit of the Purchaser and may be waived in whole or part by it.

5.6               EMPLOYMENT AGREEMENT

The Vendor will have entered into an employment agreement and a non-competition agreement with the Purchaser on terms and conditions satisfactory to the Purchaser.

6.                CONDITIONS  OF  THE  VENDOR'S
                  OBLIGATIONS  AT  CLOSING

The obligations of the Vendor under Section 1 of the Agreement are subject to the fulfilment on or before the Closing of each of the following conditions:

6.1               REPRESENTATIONS AND WARRANTIES

Representations and warranties of the Purchaser contained in Section 4 will be true on and as of the Closing with the same effect as those such representations and warranties have been made on and as of the Closing.

6.2               PAYMENT OF PURCHASE PRICE

The Vendor will have received from the Purchaser a cheque in the amount of $40,000 and the Note.



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6.3               ALBERTA SECURITIES COMMISSION APPROVAL

Subject to the Vendor's satisfaction, the Purchaser will have received from the Alberta Securities Commission approval for the issuance of the Capital Shares pursuant to this Agreement.

7.                GENERAL  COVENANTS


7.1               VENDOR'S COVENANTS

The Vendor agrees and covenants the following:

                  (a) INVESTIGATION OF BUSINESS AND EXAMINATION OF DOCUMENTS. The Vendor will provide and will cause the Companies to provide during normal business hours access to, and will permit the Purchaser and its representatives to make such investigations of the operations, properties, assets and records of the Companies and of its financial legal condition as the Purchaser deems necessary or advisable to familiarize itself with such operations, properties, assets, records or other matters provided that the Purchaser gives to the Vendor a 24-hour notice of such intention. Without limiting the generality of the foregoing, the Vendor will permit the Purchaser and its representatives to have access to the premises used in connection with the business of the Companies, and will produce inspection and provide copies to the Purchaser of:

                           (i) all agreements and documents, leases, licences, title documents, title opinions, insurance policies, information relating to employees of the Companies, customer lists, information relating to customers and suppliers of the Companies, documents relating to all indebtedness and credit facilities of the Companies, documents relating to legal or administrative proceedings, and all other documents of or in the possession of the Companies or relating to the business;

                           (ii) all minute books, share certificate books, register of security holders, registers of transfers of securities, registers of directors and other corporate documents of the Companies;

                           (iii) all books, records, accounts, tax returns and financial statements of the Companies; and

                           (iv) all other information which, in reasonable opinion of the Purchaser's representatives, is required in order to make an examination of the Companies and the business;

                  (b) CONDUCT OF BUSINESS. Except as contemplated by this Agreement or with prior written consent of the Purchaser, the Vendor will cause the Companies to:

                           (i) operate the business only in the ordinary course thereof, consistent with past practices;

                           (ii) take all actions within their control to ensure that the representations and warranties in Section 3 hereof remain true and correct at the Closing, with the same force and effect as if such representations and warranties were made at the date of the Closing;

                           (iii) promptly advise the Purchaser of any facts that come to their attention which would cause any of the Vendor's representations and warranties herein contained to be untrue with any respect;

                           (iv) take all action to preserve the business and the goodwill of the Companies and their relationships with customers, suppliers and others having business dealings with them;

                           (v) maintain all the Companies' tangible properties and assets in the same condition as they now exist, ordinary wear and tear excepted;

                           (vi) maintain the books, records and accounts of the Companies in the ordinary course and record all transactions on the basis consistent with the past practice;

                           (vii) ensure that the Companies do not create, incur or assume any long-term debt or create any encumbrances upon any of the properties or assets or guarantee or otherwise become liable for the obligations of any other person or make any loans or advances to any person;

                           (viii) ensure that the Companies do not terminate or waive any right of substantial value of the business of the Companies;

                           (ix) keep in full force all of the Companies' current insurance policies;

                           (x) not take any action to amend the articles of incorporation or by-laws of the Companies;

                           (xi) ensure that the Companies do not declare or pay any dividends, redeem or repurchase any shares in the capital of the Companies or make any other distributions in respect of the shares of the Companies; and

                           (xii) ensure that the Companies do not increase, in any manner, the compensation or employee benefits of any of their directors, officers or employees, or pay or agree to pay to any of their directors, officers or employees any pension, severance or termination amount or other employee benefit;

                  (c) TRANSFER OF PURCHASED SHARES. At or before the Closing, the Vendor will cause all necessary steps and corporate proceedings to be taken in order to permit the Vendor's Shares to be duly and regularly transferred to the Purchaser;

                  (d) RESIGNATION OF OFFICERS AND DIRECTORS. At or before the Closing, the Vendor will cause each person who is a director or officer of the Companies, other than such persons as may be designated in writing by the Purchaser, to submit his written resignation as a director or officer of the Companies which will be effective at the Closing; and

                  (e) RELEASES. At the Closing, the Vendor will execute, deliver and cause Sandra Arden and Robert Der to execute and deliver to the Companies and to the Purchaser a release in the form of a draft release attached hereto as Schedule "B".

                  (f) FILING OF TAX RETURNS. Immediately following the Closing, the Vendor will instruct his accountant to prepare and file as of the date of the Closing all federal and provincial tax returns and election forms and the tax returns of any other jurisdiction required to be filed for the Companies.

7.2               PURCHASER'S COVENANTS

The Purchaser agrees and covenants to take all prudent steps to expeditiously file or to cause to be filed a prospectus at the British Columbia Securities Commission to ensure that Capital becomes a reporting issuer in British Columbia.

8.                CLOSING  DOCUMENTS

At Closing:

                  (a) the Vendor will deliver or cause to be delivered to the Purchaser the following:

                           (i) a certified copy of resolutions of the directors of Pacific's and Oakridge's authorizing transfer of the Vendor's Shares and the registration of the Vendor's Shares in the name of the Purchaser and authorizing the issuance of new certificates representing the Vendor's Shares in the name of the Purchaser;

                           (ii) the share certificates representing the Vendor's Shares, duly endorsed for transfer;

                           (iii) a share certificate of Pacific representing 10,000 common shares without par value and a share certificate of Oakridge representing 1,000 common shares without par value registered in the name of Hearing Clinics;

                           (iv)     resignation of the following:

                                    (A) the Vendor as a director and a president of Pacific and Pacific Audiology;

                                    (B) Sandra Arden as a director of Oakridge;

                                    (C) Robert Der as a director and secretary of Oakridge; and

                                    (D) the Vendor as a director and a president of Oakridge;

                           (v) the Vendor's legal counsel's opinion;

                           (vi) an Employment agreement and a non-competition agreement executed by the Vendor; and

                           (vii) releases from Sandra Arden, Robert Der and the Vendor; and

                  (b) the Purchaser will deliver or cause to be delivered to the Vendor the following:

                           (i) a certified cheque, bank draft or a solicitor's trust cheque in the amount of $40,000;

                           (ii) the Note;

                           (iii) an employment agreement and a non-competition agreement duly signed by Hearing Clinics.

9.                INDEMNIFICATION


9.1               BY THE VENDOR

The Vendor hereby agrees to indemnify and save the Purchaser harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be made or brought against the Purchaser or which the Purchaser may suffer or incur as a result of, in respect of or arising out of:

                  (a) any non-performance or non-fulfilment of any covenant or agreement on the part of a Vendor contained in this Agreement, or any document given in order to carry out the transactions contemplated hereby;

                  (b) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Vendor contained in this Agreement or contained in any document or certificate given or to carry out the transactions contemplated hereby; and

                  (c) all costs and expenses including, without limitation, legal fees on a solicitor and client basis, incidental to, arising from or in respect of the foregoing.

9.2               BY THE PURCHASER

The Purchaser hereby agrees to indemnify and save the Vendor harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost liability and expense which may be made or brought against the Vendor or which the Vendor may suffer or incur as a result of, in respect of or arising out of any non-performance or non-fulfilment by Pacific of any covenant or agreement contained in the Lease.

10.               GENERAL  PROVISIONS


10.1              SURVIVAL

All the representations, warranties, covenants and agreements of the Vendor and Purchaser contained in this Agreement will survive the Closing and payment of the Purchase Price.

10.2              ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Vendor and the Purchaser pertaining to the share purchase and supersedes all prior agreements, if any, understandings, negotiations and discussions, whether oral or written, of the Vendor and Purchaser and there are no warranties, representations, covenants or agreements between the Vendor and Purchaser in connection with the share purchase except as herein set forth.

10.3              FURTHER ASSURANCES

The Vendor and the Purchaser hereby covenant and agree that at any time and from time to time after the Closing will, at the request of the others, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and issuances as may be required for the better carrying out and performance of all the terms of this Agreement.

10.4              NOTICE

Any notice, document or communication required or permitted to be given hereunder will be in writing and will deemed to have been duly given if delivered by hand, or telexed or by facsimile to the party concerned addressed as follows:

To the Purchaser:

                  HC HealthCare Hearing Clinic Ltd.
                  1786 Fulton Avenue
                  West Vancouver, British Columbia, V7V 1S8

                  Attention: Mr. Doug Good

with a copy to:

                  Swinton & Company
                  1000-840 Howe Street
                  Vancouver, British Columbia, V6Z 2M1

                  Attention: Donald H. Risk

To the Vendor:

                  110 1100 West 7th Avenue
                  Vancouver, British Columbia, V6M 1B4

                  Attention: Neil Walton

with a copy to:

                  Thompson & Elliott
                  1285 West Broadway
                  Vancouver, British Columbia, V6H 3X8

                  Attention:  Richard Ledding

or to any other address as may from time to time be notified in writing by any of the Parties. Any notice, payment or other communication will be deemed to have been given, if delivered by hand, on the day delivered, and if by facsimile, on the day following the date of transmission; provided that if there is at the time of mailing or with four business days thereof a mail strike, slowdown or other labour dispute that might affect delivery by the mails, then the notice payment or other communication will be effective only where actually delivered.

10.5              ASSIGNMENT

The rights of the Vendor hereunder shall not be assignable without the written consent of the Purchaser.

10.6              SUCCESSORS AND ASSIGNS

This Agreement will be binding on and enure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and permitted assigns.

10.7              TIME OF ESSENCE

Time will be of the essence of this Agreement.

10.8              COUNTERPARTS

This Agreement may be executed in two or more counterparts or by facsimile, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument, notwithstanding that all of the parties are not signatories to the same counterpart or facsimile.

10.9              GOVERNING LAW

This Agreement will be governed by and construed under the laws of the Province of British Columbia.

10.10             SCHEDULES

The Schedules which are attached to this Agreement are incorporated into this Agreement by reference and are deemed to be part of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year as above written.


HC HEALTHCARE HEARING
CLINICS LTD.


PER:
      Authorized Signatory





HEALTHCARE CAPITAL CORP.



PER:
      Authorized Signatory

Signed, sealed and delivered                         )
by NEIL C. WALTON                                    )
in the presence of:                                  )
                                                     )
                                                     )
                                                     )
Name                                                 )
                                                     )
                                                     )
------------------------------------------------
Address                                              )    /S/ NEIL C. WALTON
                                                          ------------------
                                                     )    NEIL C. WALTON
                                                     )
------------------------------------------------
                                                     )
                                                     )
                                                     )
------------------------------------------------
Occupation                                           )